UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 30, 2006
                                                 -------------------------------

                  Morgan Stanley Capital I Inc. Trust 2006-NC2
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                         (Exact name of issuing entity)

                          Morgan Stanley Capital I Inc.
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            (Exact name of the depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

          Delaware                   333-125593-16             13-3291626
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(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation of              File Number of       Identification No. of
         depositor)                  Issuing Entity)            depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code      (212) 761-4000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On March 30, 2006, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley Capital I Inc. Trust 2006-NC2 Mortgage Pass-Through Certificates, Series 2006-NC2 (the "Certificates"). The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, having an aggregate initial principal amount of $1,375,297,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of March 27, 2006 by and among the Company and MS&Co.

      The Class X, Class P and Class R Certificates (the "Private Certificates") were sold to MS&Co. on March 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from the Company.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.      Financial Statements, Pro Forma Financial Information and
                Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of March 27, 2006, by and among Morgan Stanley Capital I Inc., as Depositor and Morgan Stanley & Co. Incorporated, as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, between Morgan Stanley Capital Inc. and NC Capital Corporation (included as part of Exhibit U to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.3    Schedule to the Master Agreement, dated as of March 30,
                2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.4 Credit Support Annex, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.5 Confirmation, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.6 Guarantee, dated as of March 30, 2006, by Morgan Stanley (included as part of Exhibit T to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 14, 2006                      MORGAN STANLEY CAPITAL I INC.


                                          By: /s/ Steven Shapiro
                                             -----------------------------------
                                          Name:  Steven Shapiro
                                          Title: Executive Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------
1                         Underwriting Agreement, dated as of         (E)
                          March 27, 2006, by and among Morgan
                          Stanley Capital I Inc., as Depositor
                          and Morgan Stanley & Co.
                          Incorporated, as underwriter.

4                         Pooling and Servicing Agreement,            (E)
                          dated as of March 1, 2006, by and
                          among the Company, as depositor,
                          Wells Fargo Bank, National
                          Association, as servicer, NC Capital
                          Corporation, as responsible party,
                          and Deutsche Bank National Trust
                          Company, as trustee.

10.1                      The Third Amended and Restated              (E)
                          Mortgage Loan Purchase and Warranties
                          Agreement, dated as of December 1,
                          2005, between Morgan Stanley Capital
                          Inc. and NC Capital Corporation
                          (included as part of Exhibit U to
                          Exhibit 4).

10.2                      ISDA Master Agreement, dated as of          (E)
                          March 30, 2006, by and between Morgan
                          Stanley Mortgage Capital Inc., the
                          swap provider, and Deutsche Bank
                          National Trust Company, the trustee
                          (included as part of Exhibit T to
                          Exhibit 4).

10.2                      Schedule to the Master Agreement,           (E)
                          dated as of March 30, 2006, by and
                          between Morgan Stanley Mortgage
                          Capital Inc., the swap provider, and
                          Deutsche Bank National Trust Company,
                          the trustee (included as part of
                          Exhibit T to Exhibit 4).

10.4                      Credit Support Annex, dated as of           (E)
                          March 30, 2006, by and between Morgan
                          Stanley Mortgage Capital Inc., the
                          swap provider, and Deutsche Bank
                          National Trust Company, the trustee
                          (included as part of Exhibit T to
                          Exhibit 4).

10.5                      Confirmation, dated as of March 30,         (E)
                          2006, by and between Morgan Stanley
                          Mortgage Capital Inc., the swap
                          provider, and Deutsche Bank National
                          Trust Company, the trustee (included
                          as part of Exhibit T to Exhibit 4).

10.6                      Guarantee, dated as of March 30,            (E)
                          2006, by Morgan Stanley (included as
                          part of Exhibit T to Exhibit 4).